SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2003

Ralcorp Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri           1-12619         43-1766315
(State or other  (Commission                                     (I.R.S. Employer
Jurisdiction of  File Number)                                    Identification No.)
Incorporation)

800 Market Street, Suite 2900
                                                                      St. Louis, MO                                                             63101
(Address of principal                                                  (Zip Code)
                                                                  executive offices)

(314) 877-7000
(Registrant's telephone number, including area code)

Item 7.    Exhibits.

Exhibit 99.1     Press Release dated September 18, 2003

Item 5.                            Other Events and Regulation FD Disclosure.

In a press release dated September 18, 2003, a copy of which is attached hereto as Exhibit 99.1 and the text of which is incorporated by reference herein, the Registrant announced the retirement of its General Counsel and Secretary, Robert W. Lockwood and the appointment of his successor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
(Registrant)

Date: September 19, 2003          By:    /s/  T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number        Description

Exhibit 99.1    Press Release dated September 18, 2003